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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005

                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
               (Exact Name of Registrant as Specified in Charter)

                Indiana                      333-06489                       43-1664986
                Indiana                                                      35-2100872
     (State or Other Jurisdiction           (Commission                    (IRS Employer
           of Incorporation)                File Number)                Identification No.)
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                         301 Fremont Street, 12th Floor
                             Las Vegas, Nevada 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 17, 2005, The Majestic Star Casino, LLC ("Majestic Star") and its subsidiaries Barden Mississippi Gaming, LLC and Barden Colorado Gaming, LLC
(together, the "Barden Subsidiaries") executed a second amendment to the Loan and Security Agreement among Majestic Star, the Barden Subsidiaries, Wells Fargo
Foothill, Inc. and General Electric Capital Corporation dated as of October 7,
2003, as previously amended (the "Loan Agreement"). The second amendment to the Loan Agreement clarifies that the purchase of the approximately 170 acres of land located adjacent to the Buffington Harbor gaming complex (which constitutes a "Permitted Investment" under the Loan Agreement) is not a "Capital
Expenditure" under the Loan Agreement nor is it subject to the fiscal year
Capital Expenditure limitations set forth in the Loan Agreement. The second amendment is effective as of March 1, 2005.

         A copy of the second amendment to the Loan Agreement is filed as
Exhibit 10.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.       Description

10.1 Amendment Number Two to Loan and Security Agreement dated as of March 1, 2005 by and among The Majestic Star Casino, LLC, certain subsidiaries signatory thereto, the lenders signatories thereto and Wells Fargo Foothill, Inc., as Agent





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2005                   THE MAJESTIC STAR CASINO, LLC


                                 By:  /s/ JON S. BENNETT
                                      -----------------------------------------
                                      Jon S. Bennett, Vice President and Chief
                                      Financial Officer

                                 THE MAJESTIC STAR CASINO CAPITAL CORP.


                                 By:  /s/ JON S. BENNETT
                                      -----------------------------------------
                                      Jon S. Bennett, Vice President and Chief
                                      Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.       Description
10.1              Amendment Number Two to Loan and Security Agreement dated as of March 1, 2005 by and among The Majestic Star Casino, LLC, certain subsidiaries signatory thereto, the lenders
                  signatories thereto and Wells Fargo Foothill, Inc., as Agent